SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 27, 1996
                                                  ------------


                           GREEN STREET FINANCIAL CORP
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             (Exact name of Registrant as specified in its Charter)



     North Carolina               0-27620              56-1951478
     --------------               -------              ----------
(State or other jurisdiction    (SEC File No.)        (IRS Employer
     of incorporation)                                Identification
                                                           Number)



241 Green Street, Fayetteville, North Carolina           28301-5051
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(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code:(910) 483-3681
                                                          --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           GREEN STREET FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         The Registrant announced that it intends to implement the Restricted Stock Plan previously approved by stockholders. The Registrant intends to purchase up to 171,925 shares of its Common Stock to be awarded as incentive bonuses to directors and officers of the Registrant and its subsidiaries. It is anticipated that such shares of Common Stock will be purchased in the open market from time to time. Alternatively, the Plan is permitted to purchase such shares directly from the Registrant.

         For further details, reference is made to the press release dated November 27, 1996, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------


Exhibit 99 -- Press Release dated November 27, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             GREEN STREET FINANCIAL CORP



Date: December 2, 1996              By:      /s/ H.D. Reaves, Jr.
      -----------                            --------------------
                                             H.D. Reaves, Jr.
                                             Chief Executive Officer
                                                and President